Exhibit 1.1

4,500,000 Common Shares of Beneficial Interest
National Storage Affiliates Trust
UNDERWRITING AGREEMENT
December 12, 2016

JEFFERIES LLC
MORGAN STANLEY & CO. LLC
As Representatives of the several Underwriters
c/o JEFFERIES LLC
520 Madison Avenue
New York, New York 10022

c/o MORGAN STANLEY & CO. LLC
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:
Introductory. National Storage Affiliates Trust, a Maryland real estate investment trust (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A (the “Underwriters”) an aggregate of 4,500,000 common shares of beneficial interest, par value $0.01 per share (the “Shares”) of the Company. The 4,500,000 Shares to be sold by the Company are called the “Firm Shares.” In addition, the Company has granted to the Underwriters an option to purchase up to an additional 675,000 Shares as provided in Section 2. The additional 675,000 Shares to be sold by the Company pursuant to such option are collectively called the “Optional Shares.” The Firm Shares and, if and to the extent such option is exercised, the Optional Shares are collectively called the “Offered Shares.” Jefferies LLC (“Jefferies”) and Morgan Stanley & Co. LLC (“Morgan Stanley”) have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Offered Shares. To the extent there are no additional underwriters listed on Schedule A, the term “Representatives” as used herein shall mean you, as Underwriters, and the term “Underwriters” shall mean either the singular or the plural, as the context requires.
The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S‑3, File No. 333‑211570, including a base prospectus (the “Base Prospectus”) to be used in connection with the public offering and sale of the Offered Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to

Rule 430A or 430B under the Securities Act, is called the “Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act in connection with the offer and sale of the Offered Shares is called the “Rule 462(b) Registration Statement,” and from and after the date and time of filing of any such Rule 462(b) Registration Statement the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The preliminary prospectus supplement dated December 12, 2016 describing the Offered Shares and the offering thereof (the “Preliminary Prospectus Supplement”), together with the Base Prospectus, is called the “Preliminary Prospectus,” and the Preliminary Prospectus and any other prospectus supplement to the Base Prospectus in preliminary form that describes the Offered Shares and the offering thereof and is used prior to the filing of the Prospectus (as defined below), together with the Base Prospectus, is called a “preliminary prospectus.” As used herein, the term “Prospectus” shall mean the final prospectus supplement to the Base Prospectus that describes the Offered Shares and the offering thereof (the “Final Prospectus Supplement”), together with the Base Prospectus, in the form first used by the Underwriters to confirm sales of the Offered Shares or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act”. References herein to the Preliminary Prospectus, any preliminary prospectus and the Prospectus shall refer to both the prospectus supplement and the Base Prospectus components of such prospectus. As used herein, “Applicable Time” is 4:30 p.m. (New York City time) on December 12, 2016. As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale Prospectus” means the Preliminary Prospectus, as amended or supplemented immediately prior to the Applicable Time, together with the free writing prospectuses, if any, identified in Schedule B hereto, all considered together. As used herein, “Road Show” means a “road show” (as defined in Rule 433 under the Securities Act) relating to the offering of the Offered Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act). As used herein, “Section 5(d) Written Communication” means each written communication (within the meaning of Rule 405 under the Securities Act) that is made in reliance on Section 5(d) of the Securities Act by the Company or any person authorized to act on behalf of the Company to one or more potential investors that are qualified institutional buyers (“QIBs”) and/or institutions that are accredited investors (“IAIs”), as such terms are respectively defined in Rule 144A and Rule 501(a) under the Securities Act, to determine whether such investors might have an interest in the offering of the Offered Shares; “Section 5(d) Oral Communication” means each oral communication, if any, made in reliance on Section 5(d) of the Securities Act by the Company or any person authorized to act on behalf of the Company made to one or more QIBs and/or one or more IAIs to determine whether such investors might have an interest in the offering of the Offered Shares; “Marketing Materials” means any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Offered Shares, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically); and “Permitted Section 5(d) Communication” means the Section 5(d) Written Communication(s) and Marketing Materials listed on Schedule D attached hereto.
All references in this Agreement to the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus and the Prospectus shall include the documents incorporated or deemed to be incorporated by reference therein. All references in this Agreement to financial statements and supporting schedules, and statements of revenue and certain expenses;

and other information that are “contained,” “included” or “stated” in, or “part of” the Registration Statement, the Rule 462(b) Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, and all other references of like import, shall be deemed to mean and include all such financial statements and schedules, statements of revenue and certain expenses and other information that is or is deemed to be incorporated by reference in the Registration Statement, the Rule 462(b) Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be. All references in this Agreement to amendments or supplements to the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”) that is or is deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, or the Prospectus, as the case may be. All references to (i) the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, or any free writing prospectus, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) and (ii) the Prospectus shall be deemed to include any “electronic Prospectus” provided for use in connection with the offering of the Offered Shares as contemplated by Section 3(n) of this Agreement.
Each of the Company and NSA OP, LP, a Delaware limited partnership and direct subsidiary of the Company (the “Operating Partnership”) hereby confirms its respective agreements with the Underwriters as follows:
Section 1.Representations and Warranties of the Company and the Operating Partnership.
Each of the Company and the Operating Partnership hereby represents, warrants and covenants to each Underwriter, as of the date of this Agreement, as of the First Closing Date and as of each Option Closing Date (as hereinafter defined), if any, as follows:
(a)    Compliance with Registration Requirements. The Registration Statement has become effective under the Securities Act. The Company has complied, to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information, if any. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission. At the time the Registration Statement was originally filed with the Commission, the Company met the then-applicable requirements for use of Form S-3 under the Securities Act. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, at the time they were or hereafter are filed with the Commission, or became effective under the Exchange Act, as the case may be, complied and will comply at the time of such filing or effectiveness, as the case may be, in all material respects with the requirements of the Exchange Act.
(b)    Disclosure. Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR, was identical (except as may be permitted by Regulation S‑T under the Securities Act) to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Offered Shares. Each of the Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective, complied and will comply in all material respects with the Securities Act and did not and will not at the time of effectiveness, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, the Time of Sale Prospectus did not, and at the First Closing Date (as defined in Section 2) and at each applicable Option Closing Date (as defined in Section 2), will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus as of its date, did not, and at the First Closing Date and at each applicable Option Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with written information relating to any Underwriter furnished to the Company in writing by or on behalf of the Representatives expressly for use therein, it being understood and agreed that the only such information consists of the information described in Section 9(b) below. There are no contracts or other documents required to be described in the Time of Sale Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been described or filed as required.
(c)    Free Writing Prospectuses; Road Show. As of the determination date referenced in Rule 164(h) under the Securities Act, the Company was not, is not or will not be (as applicable) an “ineligible issuer” in connection with the offering of the Offered Shares pursuant to Rules 164, 405 and 433 under the Securities Act. Each free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act, including timely filing with the Commission or retention where required and legending, and each such free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Prospectus or any preliminary prospectus and not superseded or modified. Except for the free writing prospectuses, if any, identified in Schedule B, and electronic road shows, if any, furnished to the Representatives before first use, the Company has not prepared, used or referred to, and will not, without your prior written consent, prepare, use or refer to, any free writing prospectus. Each Road Show, when considered together with the Time of Sale Prospectus, did not, as of the Applicable Time, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(d)    Distribution of Offering Material By the Company. The Company has not distributed any offering material in connection with the offering and sale of the Offered Shares other than the Registration Statement, the Time of Sale Prospectus, the Prospectus or the free writing prospectuses, if any, identified on Schedule B hereto and any Permitted Section 5(d) Communications.
(e)    The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by each of the Company and the Operating Partnership.
(f)    The Partnership Agreement and Facilities Portfolio Management Agreements. The limited partnership agreement of the Operating Partnership (as so amended and amended and restated, the “Partnership Agreement”) and each of the facilities portfolio management agreements (as so amended and amended and restated, the “Facilities Portfolio Management Agreements”), each as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, constitute legal, valid and binding obligations of the Company and the Subsidiaries, to the extent a party thereto, enforceable against the Company and the Subsidiaries, to the extent a party thereto, in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles or by the ability of any person to receive the remedies of injunctive relief, specific performance, liquidated damages or any similar remedies in any proceeding.
(g)    Authorization of the Offered Shares. The Offered Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and the issuance and sale of the Offered Shares is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Offered Shares.
(h)    No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement.
(i)    No Material Adverse Change. Except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus and the Prospectus: (i) there has been no material adverse change, or any development that would be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, properties, operations, assets, liabilities or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and the Subsidiaries, considered as one entity (any such change being referred to herein as a “Material Adverse Change”); and

(ii) the Company and the Subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, including without limitation any losses or interference with its business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and the Subsidiaries, considered as one entity, or has entered into any transactions not in the ordinary course of business; and (iii) there has not been any material decrease in the shares of beneficial interest or any material increase in any short-term or long-term indebtedness of the Company or the Subsidiaries and there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid by the Company and the Operating Partnership in the ordinary course of business and dividends paid to the Company or other Subsidiaries, by any of the Subsidiaries on any class of shares of beneficial interest, or any repurchase or redemption by the Company or any Subsidiary of any class of shares of beneficial interest or other equity securities.
(j)    Independent Accountants. KPMG LLP, which has expressed its opinion with respect to the consolidated and combined financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedule filed with the Commission as a part of the Registration Statement, the Time of Sale Prospectus and the Prospectus, is, and was during the periods covered by its report, an independent registered public accounting firm as required by the Securities Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and the rules of the Public Company Accounting Oversight Board (“PCAOB”). EKS&H LLLP, which has expressed its opinion with respect to the statements of revenues and certain expenses (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement, the Time of Sale Prospectus and the Prospectus, is, and was during the periods covered by its reports, an independent registered public accounting firm as required by the Securities Act, the Exchange Act and the PCAOB.
(k)    Financial Statements. The historical consolidated and combined financial statements filed with the Commission as a part of the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly the consolidated financial position of the Company and the Subsidiaries and the NSA Predecessor (as defined herein) and its subsidiaries as of the dates indicated and their respective consolidated and combined results of operations, changes in equity (deficit) and cash flows for the periods specified. The supporting schedule included in the Registration Statement presents fairly the information required to be stated therein. The statements of revenues and certain expenses filed with the Commission as a part of the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly the revenues and certain expenses related to the operations of each of properties or group of properties identified in statements of revenues and certain expenses for the periods specified. Such financial statements and supporting schedule and statements of revenues and certain expenses have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. The financial data set forth in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Capitalization” fairly present the historical information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The pro forma condensed consolidated financial statements of the Company and the Subsidiaries and the related notes filed with the Commission as part of the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly the information contained therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as included therein, no other historical or pro forma financial statements or supporting schedules or statements of revenues and certain expenses are required to be included in the Registration Statement, the Time of Sale Prospectus or the Prospectus. All disclosures contained in the Registration Statement, any preliminary prospectus or the Prospectus and any free writing prospectus, that constitute non-GAAP financial measures (as defined by the rules and regulations under the Securities Act and the Exchange Act) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, as applicable. To the Company’s knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules, statements of revenues and certain expenses or other financial data filed with the Commission as a part of the Registration Statement, the Time of Sale Prospectus and the Prospectus. As used in this Agreement, the term “NSA Predecessor” means SecurCare Portfolio Holdings, LLC and SecurCare Value Properties, Ltd., collectively.
(l)    Company’s Accounting System. The Company and each of the Subsidiaries make and keep accurate books and records and maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.
(m)    Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter; and (iii) are effective in all material respects to perform the functions for which they were established. Since the end of the Company’s most recent audited fiscal year, there have been no significant deficiencies or material weakness in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
(n)    Organization and Good Standing of the Company. The Company has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of Maryland and has the real estate investment trust power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign real estate investment trust to transact business and is in good standing in the State of Colorado and each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not be expected, individually or in the aggregate, to result in a Material Adverse Effect (as defined herein).
(o)    Good Standing of the Operating Partnership; Partnership Agreement. The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of Delaware and has the limited partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement. The Operating Partnership is duly qualified as a foreign limited partnership to transact business and is in good standing in the State of Colorado and each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not be expected, individually or in the aggregate, to result in a Material Adverse Effect (as defined herein). The Company is the sole general partner of the Operating Partnership.
(p)    Subsidiaries. Each “subsidiary” of the Company (as defined in Rule 405 under the Securities Act, each, a “Subsidiary,” and together, the “Subsidiaries”), other than the Operating Partnership, has been duly incorporated, organized or formed, as the case may be, and is validly existing as a corporation, limited partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, except where the failure to so qualify or to be in good standing would not be expected, individually or in the aggregate, to result in a Material Adverse Effect (as defined herein). The Operating Partnership and each DownREIT Partnership is a Subsidiary of the Company. Each Subsidiary,

other than the Operating Partnership, is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not be expected, individually or in the aggregate, to result in a Material Adverse Effect. All of the issued and outstanding capital stock or other equity or ownership interests of each Subsidiary, other than the Operating Partnership and each DownREIT Partnership, have been duly authorized and validly issued, are fully paid and nonassessable and, except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, are owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim.
(q)    Capitalization and Other Matters. The authorized, issued and outstanding shares of beneficial interest of the Company is as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Capitalization” (other than for subsequent issuances, if any, pursuant to employee benefit plans, or upon the exercise, redemption, or exchange of convertible or exchangeable securities, including OP Units (as defined below) and issuances of OP Units in connection with acquisitions and conversions of OP Units into SP Units (as defined below) in accordance with, and as defined by, the Partnership Agreement, in each case described in the Registration Statement, the Time of Sale Prospectus and the Prospectus). The Shares (including the Offered Shares) conform in all material respects to the description thereof contained in the Time of Sale Prospectus. All of the issued and outstanding Shares have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws. None of the outstanding Shares was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any shares of beneficial interest of the Company or any Subsidiary, other than those described in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The descriptions of the Company’s 2015 Equity Incentive Plan, 2013 Long-Term Incentive Plan and other share plans or arrangements, and the equity-based awards or other rights granted thereunder, set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, accurately and fairly present the information required to be disclosed by Item 402 of Regulation S-K under the Securities Act with respect to such plans, arrangements, awards and rights.
(r)    Limited Partner Interests. The Class A common units of limited partner interest in the Operating Partnership (“OP Units”), Class B common units of limited partner interest in the Operating Partnership (“SP Units”), long-term incentive plan units in the Operating Partnership (“LTIP Units”), Class X common units of limited partner or limited liability company interest in subsidiaries of the Operating Partnership (each such partnership, a “DownREIT Partnership” and such units, “DownREIT OP Units”) and Class B common units of limited partner or limited liability company interest in a DownREIT Partnership (“DownREIT SP Units”, and together with OP Units, SP Units, LTIP Units and DownREIT OP Units, collectively, “Units”) conform in all material respects to the descriptions thereof contained in or incorporated by reference into the Registration Statement, the Time of Sale Prospectus and the Prospectus. All of the issued and outstanding Units have been duly authorized and validly issued and have been issued in compliance with all federal and state securities laws. None of the outstanding Units was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Operating Partnership or any DownREIT Partnership. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any Units or other ownership interests of the Operating Partnership or any DownREIT Partnership, other than those described in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The OP Units to be issued to the Company by the Operating Partnership in connection with the Company’s issuance of the Offered Shares have been duly authorized for issuance by the Operating Partnership to the Company and, at the First Closing Time, will be validly issued and fully paid. All OP Units to be issued in connection with the Company’s issuance of the Offered Shares will be issued pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws. The number of OP Units outstanding immediately after the First Closing Date will be as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided, that to the extent that any portion of the option to purchase Option Shares described in Section 2(c) hereof is exercised prior to the First Closing Date, the number of OP Units outstanding immediately after the First Closing Date will be adjusted accordingly. The number of Units (other than OP Units) outstanding as of the Applicable Time is as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus.
(s)    Stock Exchange Listing. The Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act and are listed on the New York Stock Exchange (the “NYSE”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Shares under the Exchange Act or delisting the Shares from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of NYSE. The Offered Shares have been approved for listing on the NYSE, subject only to official notice of issuance.
(t)    Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any Subsidiary is in violation of its declaration of trust, charter or bylaws, partnership agreement or operating agreement or similar organizational documents, as applicable, or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, loan, credit agreement, note, lease, license agreement, contract, franchise or other instrument (including, without limitation, any pledge agreement, security agreement, mortgage or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness) to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of their respective properties or assets are subject (each, an “Existing Instrument”), except for such Defaults as would not be expected, individually or in the aggregate, to have a material adverse effect on the condition (financial or otherwise), earnings, business, properties, operations, assets, liabilities or prospects of the Company and the Subsidiaries, considered as one entity (a “Material Adverse Effect”). The Company’s and the Operating Partnership’s execution, delivery and performance of this Agreement, consummation of the transactions contemplated hereby and by the Registration Statement, the Time of Sale Prospectus

and the Prospectus and the issuance and sale of the Offered Shares (including the use of proceeds from the sale of the Offered Shares as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Use of Proceeds”) (i) have been duly authorized by all necessary real estate investment trust or limited partnership action, as applicable, and will not result in any violation of the provisions of the declaration of trust or bylaws, partnership agreement, operating agreement or similar organizational documents, as applicable, of the Company or any Subsidiary; (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as hereinafter defined) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, or require the consent of any other party to (except for such consents as have been obtained or made by the Company or any such Subsidiary and are in full force and effect), any Existing Instrument, except as would not be expected, individually or in the aggregate, to have a Material Adverse Effect; and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any Subsidiary, except for such violations that would not be expected, individually or in the aggregate, to result in a Material Adverse Effect. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency (including, but not limited to, in connection with the Alternative Investment Fund Managers Directive 2011/61/EU (“AIFMD”) or any laws and regulations implementing AIFMD), is required for the Company’s or the Operating Partnership’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Registration Statement, the Time of Sale Prospectus and the Prospectus, except (i) such as have been obtained or made by the Company or the Operating Partnership and are in full force and effect under the Securities Act and (ii) such as may be required under applicable state securities or blue sky laws or by FINRA. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.
(u)    Compliance with Laws. The Company and the Subsidiaries have been and are in compliance with all applicable laws, rules and regulations, except where failure to be so in compliance would not be expected, individually or in the aggregate, to have a Material Adverse Effect.
(v)    No Material Actions or Proceedings. There is no action, suit, proceeding, inquiry or investigation brought by or before any governmental entity now pending or, to the knowledge of the Company or the Operating Partnership, threatened, against or affecting the Company or any Subsidiary, which would be expected, individually or in the aggregate, to have a Material Adverse Effect or materially and adversely affect the consummation of the transactions contemplated by this Agreement or the performance by the Company or the Operating Partnership of its respective obligations hereunder; and the aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective properties or assets is the subject, including ordinary routine litigation incidental to the business, if determined adversely to the Company or any Subsidiary, would not be expected to have a Material Adverse Effect. No material labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company and the Operating Partnership, is threatened or imminent, which, in either case, would, individually or in the aggregate, result in a Material Adverse Effect.
(w)    Intellectual Property Rights. The Company and the Subsidiaries own or possess all inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and as being owned or licensed by any of them or which is necessary for the conduct of, or material to, any of their respective businesses (collectively, the “Intellectual Property”), and the Company is unaware of any claim to the contrary or any challenge by any other person to the rights of the Company or any Subsidiary with respect to the Intellectual Property, which would be expected, individually or in the aggregate, to result in a Material Adverse Effect; neither the Company nor any Subsidiary has infringed or is infringing the intellectual property of a third party, which infringement would be expected, individually or in the aggregate, to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received notice of a claim by a third party to the contrary.
(x)    All Necessary Permits, etc. The Company and the Subsidiaries possess such valid and current certificates, authorizations or permits required by state, federal or foreign regulatory agencies or bodies to conduct their respective businesses as currently conducted and as described in the Registration Statement, the Time of Sale Prospectus or the Prospectus (“Permits”). Neither the Company nor any Subsidiary is in violation of, or in default under, any of the Permits or has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit.
(y)    Title to Properties. (i) The Operating Partnership holds, directly or indirectly through another Subsidiary, good and marketable title (fee or, in the case of ground leases and as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, leasehold) to all real property described in the Registration Statement, the Time of Sale Prospectus or the Prospectus as owned by it and the improvements located thereon (individually, a “Property,” and, collectively, the “Properties”), and the Company and the Subsidiaries have good and marketable title to all other assets, if any, owned by them, in each case, free and clear of all mortgages, deeds of trust, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, except as (A) are described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or (B) would not be expected, individually or in the aggregate, to materially affect the value of such Property or assets and would not be expected to materially interfere with the use made and proposed to be made of such Property or assets by the Company or any Subsidiary; (ii) neither the Company nor any Subsidiary owns any real property other than the Properties that are described in the Registration Statement; (iii) (X) each ground lease relating to a Property under which the Company or a Subsidiary is a tenant is in full force and effect; (Y) neither the Company nor any Subsidiary has received any notice of any event which, with or without the passage of time or the giving of notice, or both, would constitute a material default under any such ground lease; and (Z) neither the Company nor any Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any such ground lease or affecting or questioning the rights of the Company or any Subsidiary to the continued possession of the leased premises under such ground lease; (iv) all liens, charges, encumbrances, claims or restrictions on any of the Properties or other assets of the Company or any Subsidiary that are required to be disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus are disclosed therein; and (v) and no third party has any option or right of first refusal to purchase any Property or any portion thereof or interest therein (other than with respect to one Property that does not constitute a material portion of the Properties, taken as a whole).
Neither the Company nor the Operating Partnership has knowledge of any violation of any municipal, state or federal law, rule or regulation concerning any Property, except as would not be expected, individually or in the aggregate, to result in a Material Adverse Effect; each of the Properties complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants, except where the failure to comply would not be expected, individually or in the aggregate, to result in a Material Adverse Effect; neither the Company nor any Subsidiary has received from any governmental authority any written notice of any condemnation of or zoning change, and neither the Company nor any Subsidiary has received written notice of any such threatened condemnation or zoning change, that, in either case, if consummated, would not be expected, individually or in the aggregate, to have a Material Adverse Effect.
Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, no mortgages encumbering the Properties are or will be: (i) convertible into an equity interest of the Company or any Subsidiary; (ii) cross-defaulted to any indebtedness other than indebtedness of the Company or any Subsidiary; or (iii) cross-collateralized to any property or assets not owned directly or indirectly by the Company or any Subsidiary.
To the knowledge of the Company and the Operating Partnership, water, stormwater, sanitary sewer, electricity and telephone service are all available at the property lines of each Property over duly dedicated streets or perpetual easements of record benefiting the applicable Property, except as would not be expected, individually or in the aggregate, to result in a Material Adverse Effect.
(z)    Tax Law Compliance. The Company and the Subsidiaries have filed all material federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all material taxes required to be paid by any of them and, if due and payable, any related or similar material assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(j) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any Subsidiary has not been finally determined. No material deficiency for taxes has been asserted against the Company or any Subsidiary, and there are no current, pending or threatened audits, assessments or other actions relating to any material tax liability of the Company or any Subsidiary.
(aa)    Real Estate Investment Trust. Commencing with its taxable year ended December 31, 2015, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), and the Company’s proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code. All factual statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and proposed method of operation set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus are true, complete and accurate in all material respects.
(bb)    Insurance. Each of the Company and the Subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, and acts of vandalism. Neither the Company nor the Operating Partnership has reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied; provided that the representation in this sentence, as it relates to the DownREIT Partnerships, shall be to the knowledge of the Company.
(cc)    Compliance with Environmental Laws. Except as would not be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) neither the Company nor any Subsidiary is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”); (ii) the Company and the Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements; (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary; and (iv) to the Company’s knowledge, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any Subsidiary relating to Hazardous Materials or any Environmental Laws.
(dd)    ERISA Compliance. The Company and the Subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, the Subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or any Subsidiary, any member of any group of organizations described in Sections 414

(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such Subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, the Subsidiaries or any of their ERISA Affiliates that are subject to Title IV of ERISA. No “employee benefit plan” subject to Title IV of ERISA established or maintained by the Company, the Subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, the Subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code, other than as would not result in a Material Adverse Effect. Each employee benefit plan established or maintained by the Company, the Subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.
(ee)    Company and Operating Partnership Not an “Investment Company.” Neither the Company nor the Operating Partnership is, or will be, either after receipt of payment for the Offered Shares or after the application of the proceeds therefrom as described under “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus or the Prospectus, required to register as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”).
(ff)    No Price Stabilization or Manipulation; Compliance with Regulation M. Neither the Company nor any Subsidiary has taken, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of the Shares or of any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the Shares, whether to facilitate the sale or resale of the Offered Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M.
(gg)    Related-Party Transactions. There are no business relationships or related-party transactions involving the Company or any Subsidiary or any other person required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus that have not been described as required.
(hh)    FINRA Matters. All of the information provided to the Underwriters or to counsel for the Underwriters by the Company, and to the knowledge of the Company, its officers and trustees and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the offering of the Offered Shares is true, complete, and correct in all material respects and any letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules or National Association of Securities Dealers, Inc. Conduct Rules is true, complete and correct in all material respects.
(ii)    Statistical and Market-Related Data. All statistical, demographic and market-related data included in the Registration Statement, the Time of Sale Prospectus or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate. To the extent required, the Company has obtained the written consent to the use of such data from such sources.
(jj)    No Unlawful Contributions or Other Payments. Neither the Company nor any Subsidiary nor, to the best knowledge of the Company and the Operating Partnership, any employee or agent acting on behalf of the Company or any Subsidiary, in the course of its actions for, or on behalf of, the Company or any Subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law.
(kk)    Foreign Corrupt Practices Act. Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any trustee, officer, agent, employee, affiliate or other person acting on behalf of the Company or any Subsidiary, in the course of its actions for, or on behalf of, the Company or any Subsidiary (i) has used or will use any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) has made or will make any direct or indirect unlawful payment to any domestic government official, “foreign official” (as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”) or employee from corporate funds; (iii) has violated, is in violation of or will violate any provision of the FCPA or any applicable non-U.S. anti-bribery statute or regulation; or (iv) has made or will make any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any domestic government official, such foreign official or employee; and the Company and the Subsidiaries and, to the knowledge of the Company, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA and applicable anti-corruption laws and the Company and the Subsidiaries have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
(ll)    Money Laundering Laws. The operations of the Company and the Subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); provided that the foregoing representation, as it relates to the DownREIT Partnerships, shall be to the knowledge of the Company, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company and the Operating Partnership, threatened.
(mm)    OFAC. Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any trustee, officer, agent, employee, affiliate or person acting on behalf of the Company or any Subsidiary is, or is controlled by a person or entity that is, (i) currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), (ii) located, organized or resident in a country or territory that is the subject of sanctions (including, without limitation, Cuba, Iran, North Korea, Crimea, Sudan and Syria); neither the Company nor the Operating Partnership will directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that currently is the subject to any U.S. sanctions administered by OFAC or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of U.S. sanctions administered by OFAC. For the past five years, the Company and the Subsidiaries have not knowingly engaged in, are not now knowingly engaged in and will not engage in, any dealings or transactions with any person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of sanctions.
(nn)    Brokers. Except pursuant to this Agreement, there is no broker, finder or other party that is entitled to receive from the Company or any Subsidiary any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.
(oo)    Forward-Looking Statements. Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances. No such statement was made with the knowledge of an executive officer or trustee of the Company that is was false or misleading.
(pp)    Accurate Disclosure. The statements in the Registration Statement, the Time of Sale Prospectus, the Prospectus or the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “Annual Report”) under the headings “Description of Securities—Restrictions on Ownership and Transfer,” “Risk Factors—Risks Related to Our Structure and Our Relationships with Our PROs,” “Risk Factors—Risks Related to Our Qualification as a REIT,” “Executive Compensation” and “Certain Relationships and Related Transactions, and Director Independence” insofar as such statements summarize laws, legal matters, agreements, documents or proceedings discussed therein, are true and accurate summaries of such laws, legal matters, agreements, documents or proceedings in all material respects.
(qq)    Emerging Growth Company Status. From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged in any Section 5(d) Written Communication or any Section 5(d) Oral Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).
(rr)    Communications. Each of the Company and the Operating Partnership (i) has not alone engaged in communications with potential investors in reliance on Section 5(d) of the Securities Act other than Permitted Section 5(d) Communications with the consent of the Representatives with entities that are QIBs or IAIs and (ii) has not authorized anyone other than the Representatives to engage in such communications; the Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Marketing Materials, Section 5(d) Oral Communications and Section 5(d) Written Communications; and as of the Applicable Time, each Permitted Section 5(d) Communication, when considered together with the

Time of Sale Prospectus, did not, as of the Applicable Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(ss)    Dividend Restrictions. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, or upon certain customary events of default under any mortgage or other loan document, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company or the Operating Partnership, or from making any other distribution with respect to such Subsidiary’s equity securities or from repaying to the Company, the Operating Partnership or any other Subsidiary any amounts that may from time to time become due under any loans or advances to such Subsidiary from the Company or the Operating Partnership.
(tt)    Credit Rating. Neither the Company nor any Subsidiary has any debt securities or preferred stock that are rated by any “nationally recognized statistical rating agency” (as defined in Section 3(a)(62) of the Exchange Act).
Any certificate signed by any officer of the Company or any Subsidiary and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering, or the purchase and sale, of the Offered Shares shall be deemed a representation and warranty by the Company and the Operating Partnership to each Underwriter as to the matters covered thereby.
The Company and the Operating Partnership have a reasonable basis for making each of the representations set forth in this Section 1. The Company and the Operating Partnership acknowledge that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 6 hereof, counsel to the Company and the Operating Partnership and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.
Section 2.    Purchase, Sale and Delivery of the Offered Shares.
(a)    The Firm Shares. Upon the terms herein set forth, the Company agrees to issue and sell to the several Underwriters an aggregate of 4,500,000 Firm Shares. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Shares set forth opposite their names on Schedule A. The purchase price per Firm Share to be paid by the several Underwriters to the Company shall be $20.48 per share.
(b)    The First Closing Date. Delivery of the Firm Shares to be purchased by the Underwriters and payment therefor shall be made at the New York offices of Latham & Watkins LLP (or such other place as may be agreed to by the Company and the Representatives) at 9:00 a.m. New York City time, on December 16, 2016, or such other time and date not later than 1:30 p.m. New York City time, December 16, 2016, as the Representatives shall designate by notice to the Company (the time and date of such closing are called the “First Closing Date”). The Company hereby acknowledges that circumstances under which the Representatives may provide notice to postpone the First Closing Date as originally scheduled include, but are not limited to, any determination by the Company or the Representatives to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 11 of this Agreement.
(c)    The Optional Shares; Option Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 675,000 Optional Shares from the Company at the purchase price per share to be paid by the Underwriters for the Firm Shares; provided, however, that the amount paid by the Underwriters for any Optional Shares shall be reduced by an amount per share equal to any dividends declared by the Company and payable on the Firm Shares but not payable on such Optional Shares. The option granted hereunder may be exercised at any time and from time to time in whole or in part upon notice by the Representatives to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Shares as to which the Underwriters are exercising the option and (ii) the time, date and place at which the Optional Shares will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in the event that such time and date are simultaneous with the First Closing Date, the term “First Closing Date” shall refer to the time and date of delivery of the Firm Shares and such Optional Shares). Any such time and date of delivery, if subsequent to the First Closing Date, is called an “Option Closing Date,” shall be determined by the Representatives and shall not be earlier than three or later than five full business days after delivery of such notice of exercise. If any Optional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Optional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional Shares to be purchased as the number of Firm Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares bears to the total number of Optional Shares. The Representatives may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.
(d)    Public Offering of the Offered Shares. The Representatives hereby advise the Company that the Underwriters intend to offer for sale to the public, initially on the terms set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, their respective portions of the Offered Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.
(e)    Payment for the Offered Shares.
(i)    It Payment for the Offered Shares shall be made at the First Closing Date (and, if applicable, at each Option Closing Date) by wire transfer of immediately available funds to the order of the Company.
(ii)    It is understood that the Representatives have been authorized, for their own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Optional Shares the

Underwriters have agreed to purchase. Each of Jefferies and Morgan Stanley, individually and not as the Representatives of the Underwriters, may (but shall not be obligated to) make payment for any Offered Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the applicable Option Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.
(f)    Delivery of the Offered Shares. The Company shall deliver, or cause to be delivered the Firm Shares to the Representatives through the facilities of the Depository Trust Company (“DTC”) for the accounts of the several Underwriters at the First Closing Date, against release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered the Optional Shares to the Representatives through the facilities of DTC for the accounts of the several Underwriters, at the First Closing Date or the applicable Option Closing Date, as the case may be, against the release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Offered Shares shall be registered in such names and denominations as the Representatives shall have requested at least two full business days prior to the First Closing Date (or the applicable Option Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or the applicable Option Closing Date, as the case may be) at a location in New York City as the Representatives may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.
Section 3.    Additional Covenants.
Each of the Company and the Operating Partnership further covenants and agrees with each Underwriter as follows:
(a)    Delivery of the Registration Statement, Time of Sale Prospectus and Prospectus. The Company shall furnish to the Representatives in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Offered Shares, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as they may reasonably request.
(b)    Representatives’ Review of Proposed Amendments and Supplements. During the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), the Company (i) will furnish to the Representatives for review, a reasonable period of time prior to the proposed time of filing of any proposed amendment or supplement to the Registration Statement, a copy of each such amendment or supplement and (ii) will not amend or supplement the Registration Statement (including any amendment or supplement through incorporation of any report filed under the Exchange Act) without the Representatives’ prior written consent. Prior to amending or supplementing any preliminary prospectus, the Time of Sale

Prospectus or the Prospectus (including any amendment or supplement through incorporation of any report filed under the Exchange Act), the Company shall furnish to the Representatives for review, a reasonable amount of time prior to the time of filing or use of the proposed amendment or supplement, a copy of each such proposed amendment or supplement. The Company shall not file or use any such proposed amendment or supplement without the Representatives’ prior written consent. The Company shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.
(c)    Free Writing Prospectuses. The Company shall furnish to the Representatives for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto prepared by or on behalf of, used by, or referred to by the Company, and the Company shall not file, use or refer to any proposed free writing prospectus or any amendment or supplement thereto without the Representatives’ prior written consent. The Company shall furnish to each Underwriter, without charge, as many copies of any free writing prospectus prepared by or on behalf of, used by or referred to by the Company as such Underwriter may reasonably request. If at any time when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Offered Shares (but in any event if at any time through and including the First Closing Date) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Representatives for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus, and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus without the Representatives’ prior written consent, which consent shall not be unreasonably or untimely withheld.
(d)    Filing of Underwriter Free Writing Prospectuses. The Company shall not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.
(e)    Amendments and Supplements to Time of Sale Prospectus. If the Time of Sale Prospectus is being used to solicit offers to buy the Offered Shares at a time when the Prospectus is not yet available to prospective purchasers, and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, the Company shall (subject to Section 3(b) and Section 3(c) hereof) promptly prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the information contained in the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.
(f)    Certain Notifications and Required Actions. After the date of this Agreement and prior to the earlier of (A) the end of the 30 day period set forth in Section 2(c) and (B) the First Closing Date or the Option Closing Date, as the case may be, following the full exercise of the underwriters option to purchase Options Shares set forth in Section 2(c), the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company shall promptly advise the Representatives in writing of: (i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission; (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus; (iii) the time and date that any post-effective amendment to the Registration Statement becomes effective; and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus or the Prospectus or of any order preventing or suspending the use of any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Shares from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with all applicable provisions of Rule 424(b), Rule 433 and Rule 430A under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission.
(g)    Amendments and Supplements to the Prospectus and Other Securities Act Matters. If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a purchaser, not misleading, or if in the reasonable opinion of the Representatives or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, the Company agrees (subject to Section 3(b) and Section 3(c)) hereof to promptly prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a purchaser, not misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law. Neither the Representatives’ consent to, nor delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Section 3(b) or Section 3(c).
(h)    Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Offered Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws (or other foreign laws) of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Offered Shares. The Company shall not be required to qualify as a foreign real estate investment trust or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign real estate investment trust. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Offered Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.
(i)    Use of Proceeds. The Company and the Operating Partnership shall apply the net proceeds from the sale of the Offered Shares sold by the Company in the manner described under the caption “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus and the Prospectus.
(j)    Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares.
(k)    Earnings Statement. The Company will make generally available to its security holders and to the Representatives as soon as practicable an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company commencing after the date of this Agreement that will satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.
(l)    Continued Compliance with Securities Laws. The Company will comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Offered Shares as contemplated by this Agreement, the Registration Statement, the Time of Sale Prospectus and the Prospectus. Without limiting the generality of the foregoing, the Company will, during the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), file on a timely basis with the Commission all reports and documents required to be filed under the Exchange Act.
(m)    Listing. The Company will use its best efforts to list, subject to notice of issuance, the Offered Shares on the NYSE.
(n)    Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet. If requested by the Representatives, the Company shall cause to be prepared and delivered to the Representatives, at its expense and within the applicable time required under Rule 424(b) of the Securities Act for the filing of the Prospectus with the Commission, an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Offered Shares.
(o)    Agreement Not to Offer or Sell Additional Shares. During the period commencing on and including the date hereof and continuing through and including the 60th day following the date of the Prospectus (such period being referred to herein as the “Lock-up Period”), the Company and the Operating Partnership will not, without the prior written consent of Jefferies and Morgan Stanley (which consent may be withheld in their sole discretion), directly or indirectly: (i) sell, offer to sell, contract to sell or lend any Shares or Related Securities (as defined below); (ii) effect any short sale, or establish or increase any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) or liquidate or decrease any “call equivalent position” (as defined in Rule 16a-1(b) under the Exchange Act) of any Shares or Related Securities; (iii) pledge, hypothecate or grant any security interest in any Shares or Related Securities; (iv) in any other way transfer or dispose of any Shares or Related Securities; (v) enter into any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of any Shares or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise; (vi) announce the offering of any Shares or Related Securities; (vii) file any registration statement under the Securities Act in respect of any Shares or Related Securities (other than as contemplated by this Agreement with respect to the Offered Shares); or (viii) publicly announce the intention to do any of the foregoing; provided, however, that the Company and the Operating Partnership may, without the prior written consent of Jefferies or Morgan Stanley (A) effect the transactions contemplated hereby, (B) grant or issue Shares, options to purchase Shares, Shares upon exercise of options, restricted Shares, LTIP Units and other equity-based awards pursuant to the 2015 Equity Incentive Plan and Shares upon the exercise, redemption, or exchange of convertible or exchangeable securities, including OP Units, described in the Registration Statement, the Time of Sale Prospectus and the Prospectus; (C) facilitate transfers of OP Units into SP Units in accordance with the limited partnership agreement of the Operating Partnership; (D) issue Shares or securities convertible into or exchangeable for Shares, including OP Units, SP Units (assuming a one-for-one exchange for Shares), DownREIT OP Units and DownREIT SP Units (assuming a one-for-one exchange for Shares) (in the aggregate not to exceed 20.0% of the number of Shares, OP Units, SP Units (assuming a one-for-one exchange for Shares), DownREIT OP Units, DownREIT SP Units

(assuming a one-for-one exchange for Shares) and LTIP Units outstanding in aggregate as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, upon the completion of this offering without giving effect to the issuance of any Option Shares) in connection with the acquisition of self-storage properties or companies that manage self-storage properties. For purposes of the foregoing, “Related Securities” shall mean any options or warrants or other rights to acquire Shares or any securities exchangeable or exercisable for or convertible into Shares, or to acquire other securities or rights ultimately exchangeable or exercisable for, or convertible into, Shares.
(p)    Future Reports to the Representatives. During the period of one year hereafter, the Company will furnish to the Representatives, c/o Jefferies, at 520 Madison Avenue, New York, New York 10022, Attention: Global Head of Syndicate and c/o Morgan Stanley, at 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, shareholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company furnished or made available generally to holders of its shares of beneficial interest; provided, however, that the requirements of this Section 3(p) shall be satisfied to the extent that such reports, statement, communications, financial statements or other documents are available on EDGAR or otherwise publicly disseminated.
(q)    Investment Limitation. The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Offered Shares in such a manner as would require the Company or any Subsidiary to register as an investment company under the Investment Company Act.
(r)    No Stabilization or Manipulation; Compliance with Regulation M. The Company and the Operating Partnership will not take, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of the Shares or any reference security with respect to the Shares, whether to facilitate the sale or resale of the Offered Shares or otherwise, and the Company and the Operating Partnership will comply with all applicable provisions of Regulation M.
(s)    Qualification and Taxation as a REIT. The Company will use its best efforts to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2016, and the Company will use its best efforts to continue to qualify for taxation as a REIT under the Code unless and until the Company’s board of trustees determines in good faith that it is no longer in the best interests of the Company and its shareholders to be so qualified.
(t)    Amendments and Supplements to Permitted Section 5(d) Communications. If at any time following the distribution of any Permitted Section 5(d) Communication, there occurred or occurs an event or development as a result of which such Permitted Section 5(d)

Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Permitted Section 5(d) Communication to eliminate or correct such untrue statement or omission.
(u)    Emerging Growth Company Status. The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) the time when a prospectus relating to the Offered Shares is not required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) and (ii) the expiration of the Lock-up Period (as defined herein).
Section 4.    Payment of Expenses. Each of the Company and the Operating Partnership, jointly and severally, agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Offered Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Shares, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Offered Shares to the Underwriters, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Time of Sale Prospectus, the Prospectus, each free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, and each preliminary prospectus, each Permitted Section 5(d) Communication, and all amendments and supplements thereto, and this Agreement, (vi)  the costs, fees and expenses incurred by the Underwriters in connection with determining their compliance with the rules and regulations of FINRA related to the Underwriters’ participation in the offering and distribution of the Offered Shares, including the legal fees of, and disbursements by, counsel to the Underwriters not in excess of $5,000.00, (vii) the costs and expenses of the Company relating to investor presentations on any “road show”, any Permitted Section 5(d) Communication or any Section 5(d) Oral Communication undertaken in connection with the offering of the Offered Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged by the Company in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives, employees and officers of the Company and any such consultants, and the cost of any aircraft and other transportation chartered in connection with the road show (except that the Underwriters shall pay lodging, commercial airfare and other expenses attributable to employees of the Underwriter and one-half of the cost of any aircraft chartered in connection with the roadshow), (viii) the fees and expenses associated with listing the Shares on the NYSE and (ix) all other fees, costs and expenses of the nature referred to in Item 14 of Part II of the Registration Statement. Except as provided in this Section 4 or in Section 7, Section 9 or Section 10 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

Section 5.    Covenant of the Underwriters. Each Underwriter severally and not jointly covenants with the Company not to take any action that would result in the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not, but for such actions, be required to be filed by the Company under Rule 433(d).
Section 6.    Conditions of the Obligations of the Underwriters. The respective obligations of the several Underwriters hereunder to purchase and pay for the Offered Shares as provided herein on the First Closing Date and, with respect to the Optional Shares, on each Option Closing Date, shall be subject to (i) the accuracy of the representations and warranties on the part of the Company and the Operating Partnership set forth in Section 1 hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Shares, as of each Option Closing Date as though then made, (ii) the timely performance by the Company and the Operating Partnership of their respective covenants and other obligations hereunder, and (iii) each of the following additional conditions:
(a)    Comfort Letter. On the date hereof, the Representatives shall have received from (i) KPMG LLP, independent registered public accountants for the Company and NSA Predecessor, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited consolidated and combined financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus, and each free writing prospectus, if any; and (ii) EKS&H LLLP, independent registered public accountants, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited statements of revenues and certain expenses and certain financial information contained in the Registration Statement, the Time of Sale Prospectus, and each free writing prospectus, if any.
(b)    Compliance with Registration Requirements; No Stop Order; No Objection from FINRA.
(i)    The Company shall have filed the Prospectus with the Commission (including the information previously omitted from the Registration Statement pursuant to Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act.
(ii)    No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement shall be in effect, and no proceedings for such purpose shall have been instituted or threatened by the Commission.
(iii)    FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(c)    No Material Adverse Change. For the period from and after the date of this Agreement and through and including the First Closing Date and, with respect to any Optional Shares purchased after the First Closing Date, each Option Closing Date in the judgment of the Representatives there shall not have occurred any Material Adverse Change.
(d)    Opinion of Counsel for the Company. On each of the First Closing Date and each Option Closing Date the Representatives shall have received the opinion of Clifford Chance US LLP, counsel for the Company, dated as of such date, in the form attached hereto as Exhibit A and to such further effect as the Representatives shall reasonably request.
(e)    Opinion of Tax Counsel for Company. On each of the First Closing Date and each Option Closing Date the Representatives shall have received the opinion of Clifford Chance US LLP, tax counsel for the Company, dated as of such date, in the form attached here to as Exhibit B and to such further effect as the Representatives shall reasonably request.
(f)    Opinion of Maryland Counsel for Company. On each of the First Closing Date and each Option Closing Date the Representatives shall have received the opinion of Venable LLP, Maryland counsel for the Company, in the form attached hereto as Exhibit C and to such further effect as the Representatives shall reasonably request.
(g)    Opinion of Counsel for the Underwriters. On each of the First Closing Date and each Option Closing Date the Representatives shall have received the opinion of Latham & Watkins LLP, counsel for the Underwriters in connection with the offer and sale of the Offered Shares, in form and substance satisfactory to the Underwriters, dated as of such date.
(h)    Officers’ Certificate. On each of the First Closing Date and each Option Closing Date, the Representatives shall have received a certificate executed by the Chief Executive Officer and President of the Company and the Chief Financial Officer of the Company, dated as of such date, to the effect set forth in Section 6(b)(ii) and further to the effect that:
(i)    for the period from and including the date of this Agreement through and including such date, there has not occurred any Material Adverse Change;
(ii)    the representations, warranties and covenants of the Company and the Operating Partnership set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such date; and
(iii)    the Company and the Operating Partnership have complied with all the agreements hereunder and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to such date.
(i)    Chief Executive Officer and CFO Certificate. On each of the date hereof, the First Closing Date and each Option Closing Date, the Representatives shall have received a certificate executed by the Chief Executive Officer and the Chief Financial Officer of the Company with respect to certain financial data contained in the Registration Statement, the Time of Sale Prospectus, the Prospectus (with respect to such certificate delivered on the First Closing Date and each Option Closing Date) and each free writing prospectus, if any, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representatives.
(j)    Bring-down Comfort Letter. On each of the First Closing Date and each Option Closing Date the Representatives shall have received from (i) KPMG LLP, independent registered public accountants for the Company and NSA Predecessor, a letter dated such date, in form and substance satisfactory to the Representatives, which letter shall: (A) reaffirm the statements made in the letter furnished by them pursuant to Section 6(a)(i), except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or the applicable Option Closing Date, as the case may be; and (B) cover certain financial information contained in the Prospectus; and (ii) EKS&H LLLP, independent registered public accountants, a letter dated such date, in form and substance satisfactory to the Representatives, which letter shall: (Y) reaffirm the statements made in the letter furnished by them pursuant to Section 6(a)(ii), except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or the applicable Option Closing Date, as the case may be; and (Z) cover certain financial information contained in the Prospectus.
(k)    Lock-Up Agreements. On or prior to the date hereof, the Company shall have furnished to the Representatives an agreement in the form of Exhibit D hereto from each of the persons listed on Exhibit E hereto, and each such agreement shall be in full force and effect on each of the First Closing Date and each Option Closing Date.
(l)    Rule 462(b) Registration Statement. In the event that a Rule 462(b) Registration Statement is filed in connection with the offering contemplated by this Agreement, such Rule 462(b) Registration Statement shall have been filed with the Commission on the date of this Agreement and shall have become effective automatically upon such filing.
(m)    Approval of Listing. At the first Closing Date, the Offered Shares shall have been approved for listing on the NYSE, subject only to official notice of issuance.
If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice from the Representatives to the Company at any time on or prior to the First Closing Date and, with respect to the Optional Shares, at any time on or prior to the applicable Option Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 7, Section 9 and Section 10 shall at all times be effective and shall survive such termination.
Section 7.    Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 6 or Section 12(i) or (iv), or if the sale to the Underwriters of the Offered Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Operating Partnership to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Offered Shares, including, but not limited to, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.
Section 8.    Effectiveness of this Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
Section 9.    Indemnification.
(a)    Indemnification of the Underwriters. Each of the Company and the Operating Partnership, jointly and severally, agrees to indemnify and hold harmless each Underwriter, its affiliates, directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such affiliate, director, officer, employee, agent or controlling person may become subject, under the Securities Act, the Exchange Act, other federal or state statutory law or regulation, or the laws or regulations of foreign jurisdictions where Offered Shares have been offered or sold or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company or the Operating Partnership), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (A) (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any Marketing Material, any Section 5(d) Written Communication or the Prospectus (or any amendment or supplement to the foregoing) or any prospectus wrapper material distributed in connection with the foregoing, or the omission or alleged omission to state therein a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading; and to reimburse each Underwriter and each such affiliate, director, officer, employee, agent and controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are incurred by such Underwriter or such affiliate, director, officer, employee, agent or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company by the Representatives in writing expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any such free writing prospectus, any Marketing Material, any Section 5(d) Written Communication or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the information described in Section 9(b) below. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liabilities that the Company and the Operating Partnership may otherwise have.

(b)    Indemnification of the Company and the Operating Partnership. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Operating Partnership, each of the Company’s trustees, each of its officers who signed the Registration Statement and each person, if any, who controls the Company or the Operating Partnership within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such trustee, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus, that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433 of the Securities Act, any Section 5(d) Written Communication or the Prospectus (or any such amendment or supplement) or the omission or alleged omission to state therein a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such preliminary prospectus, the Time of Sale Prospectus, such free writing prospectus, such Section 5(d) Written Communication or the Prospectus (or any such amendment or supplement), in reliance upon and in conformity with information relating to such Underwriter furnished to the Company by the Representatives in writing expressly for use therein; and to reimburse the Company, the Operating Partnership, or any such trustee, officer or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are incurred by the Company, the Operating Partnership, or any such trustee, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company and the Operating Partnership hereby acknowledge that the only information that the Representatives have furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any Section 5(d) Written Communication or the Prospectus (or any amendment or supplement to the foregoing) are the statements set forth in paragraph 3 under the caption “Underwriting”, paragraph 1 under the caption “Underwriting—Underwriting Discounts and Expenses,” paragraphs 1 through 4 under the caption “Underwriting—Stabilization Transactions,” and “Underwriting—Electronic Distribution” in the Preliminary Prospectus Supplement and the Final Prospectus Supplement. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that each Underwriter may otherwise have.
(c)    Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party to the extent the indemnifying party is not materially prejudiced (through the forfeiture of substantive rights and defenses) as a proximate result of such failure and shall not in any event relieve the indemnifying party from any liability that it may have otherwise than on account of this indemnity agreement. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (together with local counsel), representing the indemnified parties who are parties to such action), which counsel (together with any local counsel) for the indemnified parties shall be selected by Jefferies and Morgan Stanley (in the case of counsel for the indemnified parties referred to in Section 9(a) above) or by the Company (in the case of counsel for the indemnified parties referred to in Section 9(b) above)) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred.
(d)    Settlements. The indemnifying party under this Section 9 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 9(c) hereof, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.
Section 10.    Contribution. If the indemnification provided for in Section 9 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, from the offering of the Offered Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Offered Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total proceeds from the offering of the Offered Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Operating Partnership, and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the Prospectus, bear to the aggregate public offering price of the Offered Shares. The relative fault of the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Partnership, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 9(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 10; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 9(c) for purposes of indemnification.
The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 10.
Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by such Underwriter in connection with the Offered Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 10 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their respective names on Schedule A. For purposes of this Section 10, each affiliate, director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each trustee of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Operating Partnership within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Operating Partnership.
Section 11.    Default of One or More of the Several Underwriters. If, on the First Closing Date or any Option Closing Date any one or more of the several Underwriters shall fail or refuse to purchase Offered Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Offered Shares to be purchased on such date, the Representatives may make arrangements satisfactory to the Company for the purchase of such Offered Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such date, the other Underwriters shall be obligated, severally and not jointly, in the proportions that the number of Firm Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or any Option Closing Date any one or more of the Underwriters shall fail or refuse to purchase Offered Shares and the aggregate number of Offered Shares with respect to which such default occurs exceeds 10% of the aggregate number of Offered Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Offered Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 7, Section 9 and Section 10 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the

Company shall have the right to postpone the First Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.
As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 11. Any action taken under this Section 11 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
Section 12.    Termination of this Agreement. Prior to the purchase of the Firm Shares by the Underwriters on the First Closing Date, this Agreement may be terminated by the Representatives by notice given to the Company if at any time: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the NYSE, or trading in securities generally on either the NASDAQ or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges; (ii) a general banking moratorium shall have been declared by any of federal, New York or Colorado authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable to market the Offered Shares in the manner and on the terms described in the Time of Sale Prospectus or the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representatives there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company or the Operating Partnership regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 12 shall be without liability on the part of (a) the Company and the Operating Partnership to any Underwriter, except that the Company and the Operating Partnership shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Section 4 or Section 7 hereof or (b) any Underwriter to the Company or the Operating Partnership; provided, however, that the provisions of Section 9 and Section 10 shall at all times be effective and shall survive such termination.
Section 13.    No Advisory or Fiduciary Relationship. The Company and the Operating Partnership acknowledge and agree that (a) the purchase and sale of the Offered Shares pursuant to this Agreement, including the determination of the price of the Offered Shares paid by the Underwriters to the Company, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or the Operating Partnership, or the Company’s other shareholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or the Operating Partnership with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Operating Partnership on other matters) and no Underwriter has any obligation to the Company or the Operating Partnership with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Operating Partnership, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Operating Partnership have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.
Section 14.    Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Operating Partnership, of their officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company and the Operating Partnership or any of its or their partners, officers, trustees or directors or any controlling person, as the case may be, and, anything herein to the contrary notwithstanding, will survive delivery of and payment for the Offered Shares sold hereunder and any termination of this Agreement.
Section 15.    Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, emailed or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:	Jefferies LLC 520 Madison Avenue New York, New York 10022 Facsimile: (646) 619-4437 Attention: General Counsel
Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036 Attention: Equity Syndicate Desk Legal Department
with a copy to:	Latham & Watkins LLP 355 South Grand Avenue Los Angeles, California 90071 Facsimile: (213) 891-8763 Email:julian.kleindorfer@lw.com lewis.kneib@lw.com Attention: Julian T.H. Kleindorfer Lewis W. Kneib
If to the Company:	National Storage Affiliates Trust 5200 DTC Parkway, Suite 200 Greenwood Village, Colorado 80111 Facsimile: (720) 630-2626 Email: tfischer@nsareit.net Attention: Tamara D. Fischer with a copy to:
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
Facsimile: (212) 878-8375
Emails: jay.bernstein@cliffordchance.com
andrew.epstein@cliffordchance.com
Attention: Jay L. Bernstein,
Andrew S. Epstein

Any party hereto may change the address for receipt of communications by giving written notice to the others.
Section 16.    Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 11 hereof, and to the benefit of the affiliates, trustees, directors, officers, employees, agents and controlling persons referred to in Section 9 and Section 10, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Offered Shares as such from any of the Underwriters merely by reason of such purchase.
Section 17.    Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
Section 18.    Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.
Section 19.    General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument and may be delivered by facsimile transmission or by electronic delivery of a portable document format (PDF) file . This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Article and Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.
Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 9 and the contribution provisions of Section 10, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 9 and Section 10 hereof fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, each free writing prospectus and the Prospectus (and any amendments and supplements to the foregoing), as contemplated by the Securities Act and the Exchange Act.
[Remainder of Page Intentionally Left Blank]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.
Very truly yours,

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ Arlen D. Nordhagen
Name: Arlen D. Nordhagen
Title: Authorized Officer

NSA OP, LP

By: National Storage Affiliates Trust, its sole General Partner

By:	/s/ Arlen D. Nordhagen
Name: Arlen D. Nordhagen
Title: Authorized Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives in New York, New York as of the date first above written.
JEFFERIES LLC
MORGAN STANLEY & CO. LLC

Acting individually and as Representatives
of the several Underwriters named in
the attached Schedule A.

JEFFERIES LLC

By:	/s/ Michael Judlowe Name: Michale Judlowe Title: Managing Director – Equity Capital Markets

MORGAN STANLEY & CO. LLC

By:	/s/ Tyler Rindler Name: Tyler Rindler Title: Executive Director

Schedule A

Underwriters	Number of Firm Shares to be Purchased
Jefferies LLC	2,250,000
Morgan Stanley & Co. LLC	2,250,000
Total	4,500,000

Schedule B
Free Writing Prospectuses Included in the Time of Sale Prospectus
1.     None

Schedule C
Information in the Time of Sale Prospectus Other Than the Free Writing Prospectuses Included in the Time of Sale Prospectus
1.     Public offering price per share: Variable
2.     The number of Firm Shares and Option Shares is 4,500,000 and 675,000, respectively.

Schedule D
Permitted Section 5(d) Communications
1.     None.

Exhibit A
Form of Opinion of Company Counsel
1.The Company, the Operating Partnership, and NSA TRS, LLC are each duly qualified to do business and each are in good standing in each foreign jurisdiction set forth on Schedule B hereto.
2.The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware with full partnership power and authority to own, lease and operate its properties and conduct its business as now owned and conducted as described in the Registration Statement, the Disclosure Package and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.
3.The Registration Statement, as of the last effective date including the information deemed to be a part thereof pursuant to Rule 430B of the Securities Act, and the Prospectus, as of its date, and the documents incorporated by reference therein, at the time when they were first filed with the Commission complied as to form in all material respects with the requirements of the Securities Act or of the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act") (it being understood that we express no opinion with respect to the financial statements, related schedules and other data derived from such financial statements and schedules, and other financial information included or incorporated by reference therein or excluded therefrom).
4.The Underwriting Agreement has been duly authorized, executed and delivered by the Operating Partnership.
5.Assuming due authorization by the Company, the Operating Partnership Agreement constitutes a valid and binding obligation of the Company, as general partner of the Operating Partnership, and is enforceable against the Company, as general partner of the Operating Partnership, in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles or by the ability of any person to receive the remedies of injunctive relief, specific performance, liquidated damages or any similar remedies in any proceeding.
6.The statements under the caption "Limited Partnership Agreement of Our Operating Partnership" in the Registration Statement, the Disclosure Package and the Prospectus, insofar as such statements purport to summarize or describe certain provisions of documents, matters of law or legal conclusions, constitute accurate summaries or descriptions thereof in all material respects; and the Registration Rights Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus.
7.To our knowledge (i) there are no material legal or governmental proceedings pending or threatened against the Company or the Operating Partnership before any U.S. federal, Delaware or New York governmental or regulatory commission, board, body, authority or agency that are required to be disclosed in the Prospectus pursuant to Item 103 of Regulation S-K under the Securities Act, (ii) there are no contracts, indentures, mortgages, loan agreements, notes, leases or other documents of a character required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not so described in, filed as exhibits to, or incorporated by reference into the Registration Statement and (iii) except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus or incorporated or deemed incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus, there are no persons with registration or other similar rights to have any securities of the Company, including securities which are convertible into or exchangeable for equity securities of the Company, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act.
8.No approval, authorization, consent, license, order or registration of or filing with any U.S. federal or Delaware or New York state governmental or regulatory commission, board, body, court, authority or agency is required in connection with the Company’s execution, delivery and performance of the Underwriting Agreement or the consummation of the transactions contemplated thereby including the offering and issuance by the Company of the Shares and the use of proceeds from the sale of the Shares as described in the Registration Statement, the Disclosure Package and the Prospectus under the caption "Use of Proceeds," or the Operating Partnership’s execution, delivery and performance of the Underwriting Agreement, or the consummation of the transactions contemplated thereby, other than (i)  such as have been obtained or made under the Securities Act or the Exchange Act and (ii) such approvals as have been obtained from the New York Stock Exchange in connection with the listing of the Shares thereon; provided, however, that we do not express any opinion as to any necessary qualification under state securities, blue sky or real estate syndication or similar laws of the various jurisdictions in which the Shares are being offered by the Underwriters or any approval of the underwriting terms and arrangements relating to the offering of the Shares by the Financial Industry Regulatory Authority Inc.
9.The execution, delivery and performance of the Underwriting Agreement by the Company and the consummation of the transactions contemplated thereby and in the Registration Statement, the Disclosure Package and the Prospectus, including the offering and issuance by the Company of the Shares and the use of proceeds from the sale of the Shares as described in the Registration Statement, the Disclosure Package and the Prospectus under the caption "Use of Proceeds," and the execution, delivery and performance of the Underwriting Agreement, by the Operating Partnership and the consummation of the transactions contemplated thereby, do not and will not:
(a) violate any provisions of the organizational documents of the Operating Partnership;
(b) result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of or default under), or result in the imposition of any lien, charge or encumbrance upon any property or asset of the Company or the Operating Partnership under any of the agreements or contracts listed on Schedule A hereto;
(c) to our knowledge, result in any violation of any applicable U.S. federal or Delaware or New York state law, decree, judgment, rule, regulation or order applicable to the Company,

the Operating Partnership, or their respective properties (other than U.S. federal, state and foreign securities, blue sky or real estate syndication laws, as to which we express no opinion);
except, in the case of clauses (b) and (c), for such conflicts, breaches or defaults, which individually or in the aggregate could not be reasonably expected to result in a material adverse effect on the Company and the Operating Partnership.
10.Neither the Company nor the Operating Partnership is, or after receipt of payment for the Shares and the application of the proceeds thereof as contemplated under the caption "Use of Proceeds" in the Registration Statement, the Disclosure Package and the Prospectus, will be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

Exhibit B
Form of Opinion of Tax Counsel to the Company

1.    Commencing with its taxable year ended December 31, 2015, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and its proposed method of operation as described in the Registration Statement, the Disclosure Package and as set forth in the Certificate of Representations will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code; and
2.    The statements included in the Base Prospectus filed with the Preliminary Prospectus and the Prospectus Supplement under the caption "U.S. Federal Income Tax Considerations," as modified and supplemented by the statements in the Preliminary Prospectus and the Prospectus Supplement under the caption "Additional U.S. Federal Income Tax Considerations," to the extent they describe applicable U.S. federal income tax law, are correct in all material respects.

Exhibit C
Form of Opinion of Maryland Counsel to the Company
1.The Company has been duly formed and is validly existing as a real estate investment trust under the laws of the State of Maryland and is in good standing with the SDAT.

2.The Company has the trust power to own, lease and operate its properties, and conduct its business, as described in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Business and Properties” and to enter into and perform its obligations under the Underwriting Agreement.

3.The authorized shares of beneficial interest in the Company are as set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Description of Shares of Beneficial Interest—General.”

4.The authorized Common Shares conform as to legal matters in all material respects to the description thereof set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Description of Shares of Beneficial Interest.”

5.The issuance of the Shares has been duly authorized and, when and if issued and delivered in accordance with the Underwriting Agreement, the Shares will be validly issued, fully paid and nonassessable. No holder of the Shares is or will be subject to personal liability under the Maryland REIT Law (the “MRL”) solely by reason of being such a holder. The issuance and sale of the Shares by the Company in accordance with the Underwriting Agreement will not violate any statutory preemptive rights under the MRL or the Declaration of Trust or the Bylaws.

6.The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement has been duly authorized by the Company.

7.The Company has duly executed and delivered the Underwriting Agreement.

8.The Form Certificate complies in all material respects with the requirements of the MRL and the Declaration of Trust and the Bylaws.

9.The statements in the General Disclosure Package and the Prospectus under the captions “Risk Factors—Risks Related to Our Structure and Our Relationship with Our PROs,” “Description of Shares of Beneficial Interest” and “Certain Provisions of Maryland Law and Our Declaration of Trust and Bylaws,” and under the caption “Part II—Item 15. Indemnification of Trustees and Officers” in the Registration Statement, to the extent that such statements purport to summarize matters of Maryland law or provisions of the Declaration of Trust or the Bylaws, or constitute legal conclusions related thereto, have been reviewed by us and are accurate in all material respects.

10.The execution and delivery by the Company of the Underwriting Agreement and the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Shares by the Company to the Underwriters in accordance with the Underwriting Agreement and the use of the proceeds from the sale of the Shares by the Company as described in the Prospectus under the caption “Use Of Proceeds,” do not, on the date hereof (a) result in any violation of the provisions of the Declaration of Trust or the Bylaws, (b) violate any provision of the MRL, (c) so far as is known to us, violate any decree, judgment or order of any Maryland court applicable to the Company or any of its properties, or (d) require any consents, approvals or authorizations to be obtained by the Company from, or any registrations, declarations or filings to be made by the Company with, any Maryland governmental authority, in each case that have not been obtained or made. We call your attention to the fact that, in connection with the delivery of this opinion, we have not ordered or reviewed any judgment, lien or other searches of public or private records of the Company or any of its properties.

Exhibit D
Form of Lock-up Agreement
[Date]
JEFFERIES LLC
MORGAN STANLEY & CO. LLC

As Representatives of the several Underwriters
c/o JEFFERIES LLC
520 Madison Avenue
New York, New York 10022

c/o MORGAN STANLEY & CO. LLC
1585 Broadway
New York, New York 10036

RE:    National Storage Affiliates Trust (the “Company”)
Ladies & Gentlemen:
The undersigned is an owner of common shares of beneficial interest, par value $0.01 per share, of the Company (“Shares”) or of securities convertible into or exchangeable or exercisable for Shares. The Company proposes to conduct a public offering of Shares (the “Offering”) for which Jefferies LLC (“Jefferies”) and Morgan Stanley & Co. LLC (“Morgan Stanley”) will act as the representatives of the underwriters. The undersigned recognizes that the Offering will benefit each of the Company, NSA OP, LP (the “Operating Partnership”) and the undersigned. The undersigned acknowledges that the underwriters are relying on the representations and agreements of the undersigned contained in this letter agreement in conducting the Offering and, at a subsequent date, in entering into an underwriting agreement (the “Underwriting Agreement”) and other underwriting arrangements with the Company and the Operating Partnership with respect to the Offering.
Annex A sets forth definitions for capitalized terms used in this letter agreement that are not defined in the body of this agreement. Those definitions are a part of this agreement.
In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, during the Lock-up Period, the undersigned will not (and will cause any Family Member not to), without the prior written consent of Jefferies and Morgan Stanley, which may withhold their consent in their sole discretion:

i.
Sell or Offer to Sell any Shares or Related Securities currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned or such Family Member,

ii.	enter into any Swap,

iii.
make any demand for, or exercise any right with respect to, the registration under the Securities Act of the offer and sale of any Shares or Related Securities, or cause to be filed a registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) with respect to any such registration, or

iv.	publicly announce any intention to do any of the foregoing.
The foregoing will not apply to the registration of the offer and sale of the Shares, and the sale of the Shares to the underwriters, in each case as contemplated by the Underwriting Agreement. In addition, the foregoing restrictions shall not apply to the transfer of Shares or Related Securities (A) by bona fide gift or gifts, (B) by will or intestate succession to a Family Member, (C) to a trust whose beneficiaries consist exclusively of one or more of the undersigned and/or a Family Member, (D) as a distribution to limited partners, members, shareholders or other equity holders of an entity controlled by the undersigned, (E) to the Company to satisfy tax withholding obligations (including estimated tax withholding obligations) incurred by the undersigned as a result of the exercise of any option to purchase Shares or in connection with the vesting of restricted share awards issued pursuant to the Company’s 2015 Equity Incentive Plan, (F) in connection with a conversion of Class A OP Units into Class B OP Units in accordance with, and as defined by, the limited partnership agreement of the Operating Partnership, or (G) constituting a pledge, hypothecation or grant of a security interest to a qualified financial institution that has been initiated, but not finalized, prior to the date hereof; provided, however, that in the case of clause (A), (B), (C), (D) (F), or (G) above, it shall be a condition to such transfer that:

•
each transferee executes and delivers to Jefferies and Morgan Stanley an agreement in form and substance reasonably satisfactory to Jefferies and Morgan Stanley stating that such transferee is receiving and holding such Shares and/or Related Securities subject to the provisions of this letter agreement and agrees not to Sell or Offer to Sell such Shares and/or Related Securities, engage in any Swap or engage in any other activities restricted under this letter agreement except in accordance with this letter agreement (as if such transferee had been an original signatory hereto), and in the case of clause (A), (C), (D), (E) or (G) above, it shall be a condition to such transfer that:

•
prior to the expiration of the Lock-up Period, no public disclosure or filing under the Exchange Act by any party to the transfer (donor, donee, transferor or transferee) shall be required, or made voluntarily, reporting a reduction in beneficial ownership of Shares in connection with such transfer (or, in the case of clause (G), in connection with any subsequent foreclosure on the Shares or Related Securities subject to such security interest by the transferee).

Furthermore, the undersigned may transfer Common Shares of the Company purchased by the undersigned on the open market following the Public Offering, without the prior written consent of Jefferies and Morgan Stanley, if and only if prior to the expiration of the Lock-up Period, no public disclosure or filing under the Exchange Act by any party to the transfer shall be required, or made voluntarily, reporting a reduction in beneficial ownership of Shares in connection with such transfer.
The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Shares or Related Securities held by the undersigned and the undersigned’s Family Members, if any, except in compliance with the foregoing restrictions.
With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of the offer and sale of any Shares and/or any Related Securities owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.
The undersigned confirms that the undersigned has not, and has no knowledge that any Family Member has, directly or indirectly, taken any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares. The undersigned will not, and will cause any Family Member not to take, directly or indirectly, any such action.
Whether or not the Offering occurs as currently contemplated or at all depends on market conditions and other factors. The Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation between the Company, the Operating Partnership and the underwriters.
The undersigned understands that, if the Underwriting Agreement does not become effective by December [ ● ], 2016, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, the undersigned shall be released from all obligations under this letter agreement automatically and without any action on the part of Jefferies or Morgan Stanley.
The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this letter agreement. This letter agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.
This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of law principles thereof.

Signature

Printed Name of Person Signing
(Indicate capacity of person signing if
signing as custodian or trustee, or on behalf
of an entity)

Certain Defined Terms
Used in Lock-up Agreement
For purposes of the letter agreement to which this Annex A is attached and of which it is made a part:

•	“Call Equivalent Position” shall have the meaning set forth in Rule 16a-1(b) under the Exchange Act.

•	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

•
“Family Member” shall mean the spouse of the undersigned, an immediate family member of the undersigned or an immediate family member of the undersigned’s spouse, in each case living in the undersigned’s household or whose principal residence is the undersigned’s household (regardless of whether such spouse or family member may at the time be living elsewhere due to educational activities, health care treatment, military service, temporary internship or employment or otherwise). “Immediate family member” as used above shall have the meaning set forth in Rule 16a-1(e) under the Exchange Act.

•
“Lock-up Period” shall mean the period beginning on the date hereof and continuing through the close of trading on the date that is 60 days after the date of the Prospectus (as defined in the Underwriting Agreement).

•	“Put Equivalent Position” shall have the meaning set forth in Rule 16a-1(h) under the Exchange Act.

•
“Related Securities” shall mean any options or warrants or other rights to acquire Shares or any securities exchangeable or exercisable for or convertible into Shares, or to acquire other securities or rights ultimately exchangeable or exercisable for or convertible into Shares.

•	“Securities Act” shall mean the Securities Act of 1933, as amended.

•	“Sell or Offer to Sell” shall mean to:

–	sell, offer to sell, contract to sell or lend,

–	effect any short sale or establish or increase a Put Equivalent Position or liquidate or decrease any Call Equivalent Position,

–	pledge, hypothecate or grant any security interest in, or

–	in any other way transfer or dispose of,
in each case whether effected directly or indirectly.

•
“Swap” shall mean any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of Shares or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise.

Capitalized terms not defined in this Annex A shall have the meanings given to them in the body of this lock-up agreement.

Exhibit E
Trustees, Officers and Others Signing Lock-up Agreement
Tim Warren
Mark Van Mourick
Steve Treadwell
Tamara Fischer
Paul Hylbert
George Chapman
John Minar
Steve Osgood
Kevin Howard
Chad Meisinger
Dave Lamb
Dominic Palazzo
Dave Cramer
Warren Allen
Bill Bohannan
Tracy Taylor
Arlen Nordhagen
Stephen A. Wilson